RYDEX VARIABLE TRUST

DWA Flexible Allocation Fund

DWA Sector Rotation Fund

All-Asset Conservative Strategy Fund

All-Asset Moderate Strategy Fund

All-Asset Aggressive Strategy Fund

Supplement dated June 18, 2013 to the

Statutory Prospectus, Summary Prospectuses and

Statement of Additional Information dated May 1, 2013

This supplement provides new and additional information beyond that contained in the Statutory Prospectus, Summary Prospectuses (collectively, the “Prospectuses”) and Statement of Additional Information (the “SAI”) listed above and should be read in conjunction with the Prospectuses and SAI.

On June 5, 2013, at the recommendation of Security Investors, LLC, the investment adviser to the DWA Flexible Allocation Fund, DWA Sector Rotation Fund, All-Asset Conservative Strategy Fund, All-Asset Moderate Strategy Fund, and All-Asset Aggressive Strategy Fund (each, a “Fund” and, collectively, the “Funds”), each a separate series of Rydex Variable Trust (the “Trust”), the Board of Trustees of the Trust (the “Board”) approved the liquidation of the Funds pursuant to the terms of a Plan of Liquidation (the “Plan”). The Plan also is subject to the approval of each Fund’s shareholders. The Board has called a Special Meeting of Shareholders to be held on or about August 22, 2013, for the purpose of gaining shareholder approval of the Plan.

The Funds are available only as an investment option for variable annuity contracts and life insurance policies issued by insurance companies. If the Plan is approved by shareholders, the Advisor anticipates liquidating the Funds on or about September 6, 2013 (the “Liquidation Date”). In preparation for the liquidation, each Fund may deviate from its investment objective and principal investment strategies.

Prior to the Liquidation Date, variable contract holders and qualified plan participants will be provided an opportunity to transfer their assets to the other investment portfolios available under their variable contracts or qualified plans, respectively. During this period, certain variable contract holders and qualified plan participants may continue to make investments in the Funds. For more information about such investment options, Fund Shareholders should consult their variable contract prospectus or qualified plan documents. Shareholders remaining in the Funds just prior to or on the Liquidation Date may bear increased transaction fees incurred in connection with the disposition of the Funds’ portfolio holdings.

Upon the Liquidation Date, each Fund will make a final distribution to its shareholders of record in one or more cash payments which will immediately be reinvested in an available money market portfolio as follows:

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If you are a participant in a registered group annuity contract or you hold an individual variable annuity contract issued by First Security Benefit Life Insurance and Annuity Company of New York or by Security Benefit Life Insurance Company, your contract value will be reinvested in the Rydex Variable Trust - U.S. Government Money Market Fund or SBL Fund - Series C (Money Market), depending upon the investment options available to you under your Variable Contract.

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If you are a participant in a registered group annuity contract or you hold an individual variable annuity contract issued by Jefferson National Life Insurance Company, your contract value will be reinvested in the AIM Investment Securities Fund (Invesco Investment Securities Funds) - Money Market Fund (Series I shares).

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If you are a participant in a registered group annuity contract or you hold an individual annuity contract issued by Nationwide Life Insurance Company, your contract value will be reinvested in the Nationwide Variable Insurance Trust - NVIT Money Market Fund (Class II Shares).

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If you are a participant in a registered group annuity contract or hold an individual annuity contract issued by Midland National Life Insurance Company, your contract value will be reinvested in the Variable Insurance Products Fund V (Fidelity Variable Insurance Products) - Money Market Portfolio (Service Class 2).

Following the liquidation of the Funds, shareholders as of the Liquidation Date will be provided notice of the reinvestment and information about how to request transfers of their reinvested contract or account values. Variable contract holders and plan participants should review the prospectuses of the applicable money market portfolio carefully before making any investment decisions with respect to these funds.

The liquidation of the Funds will not result in tax implications for the Funds or the variable contract holders; however, withdrawals of contract value from a variable contract may have adverse tax consequences, and variable contract holders should consult their personal tax advisor concerning their particular tax situation.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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